UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

        2)Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

WESTERN ASSET FUNDS

ANNOUNCE CHANGE OF LOCATION OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

NEW YORK – (BUSINESS WIRE) – June 26, 2020. Each of the funds listed on Appendix A (each, a "Fund", and, together, the "Funds") announced today that, due to the public health impact of the coronavirus ("COVID-19") pandemic and to support the health and safety of Fund shareholders, the location of the Special Meeting of Shareholders of each Fund, which are being held together for convenience, (the "Meeting") has been changed. As previously announced, each Fund's Meeting will be held on Tuesday, July 14, 2020 at 11:00 a.m. (Eastern Time). In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the proxy materials for the Meeting previously distributed, the Board of Directors/Trustees has fixed the close of business on April 15, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The Meeting will be held at the following Meeting website: http://www.meetingcenter.io/249604861. To participate in the Meeting, shareholders of each Fund must enter the following password: LMOE2020. Shareholders must also enter the control number found on their proxy card previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

We encourage shareholders to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. Accordingly, the Meeting website will become accessible to shareholders beginning at approximately 11:00 a.m. (Eastern Time) on July 13, 2020. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services ("Computershare"). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 11:00 a.m. (Eastern Time) on July 9, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder's registration and a control number that will allow the shareholder to vote at the Meeting.

Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not shareholders plan to attend the Meeting, each Fund urges shareholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. In connection with the Meeting, the Funds have filed a definitive joint proxy statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC"). Shareholders are advised to read the Proxy Statement because it contains important information. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/lmf-31280. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Meeting. The Proxy Statement and other documents filed by the Funds are also available for free on the SEC website, www.sec.gov.

This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on such Fund's current plans and expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund's filings with the SEC. An investment in a Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Any data and commentary provided in this press release are for informational purposes only.

For more information, please call Investor Relations: 1-877-721-1926, or consult your Fund's web site accessible at www.leggmason.com. The information contained on the Fund's web site is not part of this press release. Hard copies of each Fund's complete audited financial statements are available free of charge upon request by calling toll free at 1-877-721-1926.

Category: Fund Announcement

Media Contact: Fund Investor Services-1-877-721-1926

Source: Legg Mason, Inc.

Appendix A
LEGG MASON PARTNERS INCOME TRUST
Western Asset Ultra-Short Income Fund	Western Asset Massachusetts Municipals Fund
A (ARMZX); C (LWAIX); C1 (ARMGX); I	A (SLMMX); C (SMALX); I (LHMIX)
(SBAYX); IS (ARMLX)
Western Asset California Municipals Fund	Western Asset Mortgage Total Return Fund
A (SHRCX); C (SCACX); I (LMCUX); IS (SHRSX)	A (SGVAX); C (LWMSX); C1 (SGSLX); I (SGSYX);
IS (LMBSX); 1 (SGVSX)
Western Asset Corporate Bond Fund	Western Asset Municipal High Income Fund
A (SIGAX); C (LWBOX); C1 (SBILX); I (SIGYX); P	A (STXAX); C (SMHLX); I (LMHIX)
(LCBPX)
Western Asset Emerging Markets Debt Fund	Western Asset New Jersey Municipals Fund
A (LWEAX); A2 (WEMDX); C (WAEOX); FI	A (SHNJX); C (SNJLX); I (LNJIX)
(LMWDX); I (SEMDX); IS (LWISX)
Western Asset Global High Yield Bond Fund	Western Asset New York Municipals Fund
A (SAHYX); C (LWGOX); C1 (SHYCX); I	A (SBNYX); C (SBYLX); I (SNPYX)
(SHYOX); IS (LWGSX)
Western Asset Income Fund	Western Asset Oregon Municipals Fund
A (SDSAX); C (LWSIX); C1 (SDSIX); I (SDSYX); IS	A (SHORX); C (SORLX); I (LMOOX)
(WAGIX)
Western Asset Intermediate Maturity California	Western Asset Pennsylvania Municipals Fund
Municipals Fund	A (SBPAX); C (SPALX); I (LPPIX)
A (ITCAX); C (SIMLX); I (SICYX)
Western Asset Intermediate Maturity New York	Western Asset Short Duration High Income Fund
Municipals Fund	A (SHIAX); C (LWHIX); C1 (SHICX); R (LWSRX); I
A (IMNYX); C (SINLX); I (LMIIX)	(SHIYX)
Western Asset Intermediate-Term Municipals Fund	Western Asset Short Duration Municipal Income Fund
A (SBLTX); C (SMLLX); I (SBTYX); IS (SMLSX)	A (SHDAX); A2 (SHDQX); C (SHDLX); I
(SMDYX); IS (SHDSX)
Western Asset Managed Municipals Fund	Western Asset Short-Term Bond Fund
A (SHMMX); C (SMMCX); I (SMMYX); IS	A (SBSTX); C (LWSOX); C1 (SSTLX); R (LWARX);
(SSMMX); 1 (SMMOX)	I (SBSYX); IS (LWSTX)
WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund	Western Asset Intermediate Bond Fund
A (WABAX); C (WABCX); C1 (LWACX); FI	A (WATAX); C (WATCX); R (WATRX); I (WATIX),
(WAPIX); R (WABRX); I (WATFX); IS (WACSX)	IS (WABSX)
Western Asset Core Plus Bond Fund	Western Asset Macro Opportunities Fund
A (WAPAX); C (WAPCX); C1(LWCPX); FI	A (LAAAX); A2 (LAATX); C (LAACX); FI (LAFIX),
(WACIX); R (WAPRX); I (WACPX); IS(WAPSX)	I (LAOIX); IS (LAOSX)
Western Asset High Yield Fund	Western Asset Total Return Unconstrained Fund
A (WAYAX); A2 (WHAYX); C (WAYCX); R	A (WAUAX); A2 (WRTUX); C (WAUCX); FI
(WAYRX); I (WAHYX); IS (WAHSX)	(WARIX); R (WAURX); I (WAARX); IS
Western Asset Inflation Indexed Plus Bond Fund	(WAASX)

A (WAFAX); C (WAFCX); C1(LWICX); FI
(WATPX); R (WAFRX); I (WAIIX); IS(WAFSX)

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	Western Asset Premier Institutional U.S. Treasury
L (LWPXX); Administrative (LGAXX); Institutional	Reserves
(INGXX); Investor (LGRXX)	Capital (WADXX); Premium (WAEXX)
Western Asset Institutional Liquid Reserves	Western Asset Select Tax Free Reserves
Administrative (LRAXX); Institutional (CILXX);	Administrative (LFAXX); Investor (LTFXX); Select
Investor (LLRXX)	(CIFXX)
Western Asset Institutional U.S. Treasury Obligations	Western Asset SMASh Series C Fund (LMLCX)
Money Market Fund

Administrative (LAOXX); Institutional (LUIXX);
Investor (LAIXX)
Western Asset Institutional U.S. Treasury Reserves	Western Asset SMASh Series EC Fund (to be renamed
Administrative (LTAXX); Institutional (CIIXX);	Western Asset SMASh Series Core Plus Completion
Investor (LTRXX)	Fund on or about August 11, 2020) (LMECX)
Western Asset Premier Institutional Government	Western Asset SMASh Series M Fund (LMSMX)
Reserves
Capital (WABXX); Premium (WACXX)
Western Asset Premier Institutional Liquid Reserves	Western Asset SMASh Series TF Fund (LSMSX)
Capital (WAAXX)

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	Western Asset Tax Free Reserves
A (SMGXX); A2 (SMTXX); N (LGMXX); Service	A (LWAXX); N (CIXXX); Service (LXSXX)
(LGSXX
Western Asset New York Tax Free Money Market	Western Asset U.S. Treasury Reserves
Fund	N (CISXX); Service (LTSXX)
A (LNAXX); N (CIYXX); Service (LNSXX)

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium Liquid Reserves (CIPXX) Western Asset Premium U.S. Treasury Reserves (CIMXX)

MASTER PORTFOLIO TRUST
Government Portfolio (n/a)	U.S. Treasury Obligations Portfolio (n/a)
Liquid Reserves Portfolio (n/a)	U.S. Treasury Reserves Portfolio (n/a)
Tax Free Reserves Portfolio (n/a)
LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Core Plus VIT Portfolio	Western Asset Variable Global High Yield Bond
I (QLMHIX); II (LVITX)	Portfolio
I (QLMYIX); II (QLMYTX)